Exhibit (a)(2)
LETTER OF TRANSMITTAL FOR PUT OPTION
AVNET, INC.
to Purchase 2% Convertible Senior Debentures Due 2034
(CUSIP No. 053807AL7)
Pursuant to the Company Notice to Holders
Dated February 13, 2009

Reference is made to the Indenture, dated as of March 5, 2004 (the “Indenture”) between Avnet, Inc., a New York corporation (“Avnet”, or the “Company”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), relating to the Company’s 2% Convertible Senior Debentures due 2034 (the “Debentures”) and the Officers’ Certificate, dated as of March 5, 2004, establishing the terms of the Debentures (the “Officers’ Certificate”). Pursuant to the Indenture section entitled “Repayment at the Option of Holders”, and paragraph 7 of the Officers’ Certificate, each holder (each, a “Holder”) of the Debentures has an option to require the Company to purchase all or a portion of its Debentures, in accordance with the terms, procedures and conditions outlined in the Indenture, the Officers’ Certificate and the Debentures, on March 16, 2009 (the “Purchase Date”). As described in the Company Notice to Holders of the Debentures dated February 13, 2009 (the “Notice”), pursuant to the terms of the Indenture and the Officers’ Certificate, at the option of each Holder (the “Put Option”), Company will repurchase the Debentures for a purchase price (the (“Purchase Price”) in cash equal to $1,000 per $1,000 principal amount of the Debentures, plus any accrued and unpaid interest to the Purchase Date, upon the terms and subject to the conditions described in the Notice. Holders may surrender their Debentures through 5:00 p.m., New York City time, on Friday, March 13, 2009 (the “Expiration Date”). We do not presently intend to extend the Expiration Date. The Trustee has informed the Company that as of February 13, 2009, all custodians and beneficial holders of the Debentures hold the Debentures through The Depository Trust Company (“DTC”) accounts and there are no certificated Debentures in non-global form. Accordingly, all Debentures surrendered for purchase must be delivered through the transmittal procedures of DTC’s Automated Tender Offer Program, subject to the terms and conditions of that system. To exercise your option to have the Company purchase the Debentures and receive payment of the Purchase Price, you must validly deliver your Debentures through DTC’s transmittal procedures prior to 5:00 p.m., New York City time, on the Expiration Date. Debentures surrendered for purchase may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. The right of the Holders to surrender Debentures for purchase pursuant to the Put Option expires at 5:00 p.m, New York City time, on the Expiration Date.
The Paying Agent is
The Bank of New York Mellon Corporation
The address of the Paying Agent is:
The Bank of New York Mellon Corporation
Corporate Trust Operations
Reorganization Unit
101 Barclay Street — 7 East
New York, N.Y. 10286
Attn: Mr. Joseph Lynch
Telephone: (212) 815-5076
Fax: (212) 298-1915

     All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Notice. To the extent there are any conflicts between the terms and conditions of this Letter of Transmittal (this “Letter of Transmittal”) and the terms and conditions of the Notice, the terms and conditions of the Notice shall control. Additional copies of the Notice may be obtained by the Paying Agent at its address set forth above.
     Delivery of this Letter of Transmittal to an address, or transmission via facsimile to a number, other than as set forth above, will not constitute a valid tender of the Debentures. The instructions contained herein should be read carefully before this Letter of Transmittal is completed and signed.
Put Option
     Pursuant to the terms and conditions of the Indenture and the Officers’ Certificate, at the option of each Holder (the “Put Option”) the Debentures will be purchased by the Company for the Purchase Price, plus any accrued and unpaid interest to the Purchase Date, upon the terms and subject to the conditions set forth in the Indenture, the Officers’ Certificate, the Debentures, this Company Notice and the related notice materials, as amended and supplemented from time to time (collectively, the “Option Documents”).
General
     This Letter of Transmittal is to be used by registered holders of Debentures (“Holders”) if: (i) certificates representing Debentures are to be physically delivered to the Trustee by such Holders; or (ii) tender of Debentures is to be made by book-entry transfer to a custodian’s or beneficial owner’s account at The Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”) pursuant to DTC’s Automated Tender Offer Program, subject to the terms and conditions of that system.
     To properly complete this Letter of Transmittal, a Holder must:
•	complete the box entitled “Description of Debentures Tendered”,

•	complete the box entitled “Method of Delivery”;

•	sign this Letter of Transmittal by completing the box entitled “Please Sign Here”;

•	if appropriate, check and complete the boxes relating to the “Special Payment Instructions” and “Special Delivery Instructions”; and

•	complete the Substitute Form W-9 if such Holder is a U.S. Holder (as defined in the Statement).
     Holders of Debentures that are tendering by book-entry transfer to the Paying Agent’s account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are exercising their Put Option should transmit their exercise to DTC, which will verify the exercise and execute a book-entry delivery to the custodian’s or beneficial owner’s account at DTC. DTC will then send an Agent’s Message to the custodian or beneficial owner for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the conditions of the Put Option as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.
     Holders having Debentures registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to exercise the Put Option with respect to the Debentures so registered and inform such person to exercise the Put Option pursuant to the terms and conditions of the Notice and this Letter of Transmittal.
     Neither the Notice nor this Letter of Transmittal shall constitute an offer to buy or the solicitation of an offer to sell securities in any jurisdiction in which such offer or solicitation would not be in compliance with the laws of such jurisdiction.
     Your bank or broker can assist you in completing this form. For additional copies of the Notice, this Letter of Transmittal and other required documents, contact the Paying Agent whose address and telephone number appear on the first page of this Letter of Transmittal.

METHOD OF DELIVERY

☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED DEBENTURES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY CUSTODIAN OR THE BENEFICIAL OWNER DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Name of Registered Holder(s):

Window Ticket No. (if any):
If Delivered by Book-Entry Transfer, complete the following:

DTC Account Number:	Transaction Code Number:
Date Sent:                     , 2009
     Please list or other identify below the Debentures to which this Letter of Transmittal relates.

Name(s) and Address(es) of Holder(s)		Aggregate Amount
(Please fill in, if blank)	Certificate Number(s)*	Represented**

Total Amount of
Debentures
NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:
     Reference is made to the Indenture, dated as of March 5, 2004 (the “Indenture”) between Avnet, Inc., a New York corporation (the “Company,” “we,” “us” and “our”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), relating to the Company’s 2% Convertible Senior Debentures due 2034 (the “Debentures”) and the Officers’ Certificate, dated as of March 5, 2004, establishing the terms of the Debentures (the “Officers’ Certificate”). Pursuant to the Indenture section entitled “Repayment at the Option of Holders”, and paragraph 7 of the Officers’ Certificate, each holder (each, a “Holder”) of the Debentures has an option to require the Company to purchase all or a portion of its Debentures, in accordance with the terms, procedures and conditions outlined in the Indenture, the Officers’ Certificate and the Debentures, on March 16, 2009 (the “Purchase Date”).
     By execution hereof, the undersigned acknowledges receipt of the Notice that, at the option of each Holder (the “Put Option”), the Debentures will be purchased by the Company for a purchase price (the “Purchase Price”) in cash equal to $1,000 per $1,000 principal amount of the Debentures, plus any accrued and unpaid interest to the Purchase Date, upon the terms and subject to the conditions set forth in the Indenture, the Officers’ Certificate, the Debentures, the and the related notice materials, as amended and supplemented from time to time (collectively, the “Option Documents”). All capitalized terms used but not specifically defined herein shall have the meanings given to such terms in the Indenture or the Officers’ Certificate, as applicable.
     By execution hereof, the undersigned acknowledges receipt of the Notice.
Representations, Warranties and Agreements of Holders
     Subject to, and effective upon, the acceptance for purchase of, and payment for, the amount of Debentures tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Debentures, that are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Paying Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Paying Agent also acts as the agent of the Company) with respect to such Debentures with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Debentures and all evidences of transfer and authenticity to, or transfer ownership of, such Debentures on the book-entry account maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, (ii) present such Debentures for transfer of ownership on the books of the Company or the Trustee, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures, all in accordance with the terms and conditions of the Put Option, as described in the Notice.
     The undersigned understands that tenders of Debentures pursuant to any of the procedures described in the Option Documents and acceptance of tendered Debentures by the Company for purchase will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Put Option in effect on the Expiration Date.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby, and that when such Debentures are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not be subject to any adverse claim or right with respect thereto. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered hereby.
     The undersigned understands that the Company will be deemed to have accepted for purchase Debentures validly tendered (or defectively tendered Debentures with respect to which the Company has waived such defect) and not validly withdrawn as and when the Company gives oral or written notice thereof to the Paying Agent.
     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.
     The undersigned understands that the delivery and surrender of the Debentures is not effective, and the risk of loss of the Debentures does not pass to the Paying Agent, until receipt by the Paying Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in a form satisfactory to the Company. All questions as to form of all documents, the validity (including time of receipt), acceptance of and withdrawals of Debentures will be determined by the Company, in its sole discretion, which determination shall be final and binding.
     Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that any Debentures representing amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of Debentures delivered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above) and checks for payment of the Purchase Price be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Debentures representing amounts not tendered and checks for payment of the Purchase Price be delivered to the undersigned at the address(es) shown above. In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Debentures representing amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable.

PLEASE SIGN HERE
(To Be Completed By All Holders Tendering Debentures
Regardless of Whether Debentures Are Being Physically Delivered Herewith)
     This Letter of Transmittal must be signed by the Holder(s) of Debentures exactly as their name(s) appear(s) on certificate(s) for Debentures or, if delivered by a participant in the Book-Entry Transfer Facility, exactly as such participant’s name appears on a security position listing as the owner of Debentures, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title on the line entitled “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 4 below.
     If the signature appearing below is not of the record holder(s) of the Debentures, then the record holder(s) must sign a valid bond power.

X

X
Signature(s) of Registered Holder(s) or Authorized Signatory
Dated:                     , 2009

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No.:

IF APPLICABLE, PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
MEDALLION SIGNATURE GUARANTEE (See Instruction 4 below)
Certain Signatures Must Be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Numbers (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Dated:                     , 2007

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 3, 4, 5, and 7)
To be completed ONLY if certificates for Debentures in an amount not tendered for purchase are to be issued in the name of, or checks for the Purchase Price are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to be an address different from that shown in the box entitled “Description of Debentures Tendered” above or if Debentures tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the Book-Entry Transfer Facility other than the one designated above.

Issue:	☐	Purchase Price Checks
	☐	Certificate(s)
to:

Name

(Please Print)

Address

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 herein)
☐	Credit Debentures not purchased by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

DTC Account Number:

Number of Account Party:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4, 5, and 7)
To be completed ONLY if certificates for Debentures in an amount not tendered or not accepted for purchase, or checks for the Purchase Price are to be delivered to someone other than the person(s) whose signature(s) appear within the Letter of Transmittal or to an address different from that shown in the box entitled “Description of Debentures Tendered” above.

Issue:	☐	Purchase Price Checks
	☐	Certificate(s)
to:

Name

(Please Print)

Address

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 herein)

INSTRUCTIONS
Forming Part of the Terms and Conditions
of the Put Option
1.	Delivery of this Letter of Transmittal and Certificates for Debentures or Book-Entry Confirmations; Withdrawal of Tenders.
     To tender Debentures pursuant to the Put Option, physical delivery of certificates for Debentures or a confirmation of any book-entry transfer into the Paying Agent’s account with a Book-Entry Transfer Facility of Debentures tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer, an Agent’s Message, and any other document required by this Letter of Transmittal, must be received by the Paying Agent at the address set forth herein on or prior to the Expiration Date. Tenders of Debentures may be made on or prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS TO THE PAYING AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING DEBENTURES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. Except as otherwise provided below, the delivery will be made when actually received by the Paying Agent. This Letter of Transmittal, certificates for the Debentures and any other required documents should be sent only to the Paying Agent, not to the Company, the Trustee, or DTC.
2.	Partial Tenders.
     If less than the entire amount of any Debentures evidenced by a submitted certificate is tendered, the tendering Holder must fill in the amount tendered in the last column of the box entitled “Description of Debentures Tendered” herein. The entire amount represented by the certificates for all Debentures delivered to the Paying Agent will be deemed to have been tendered, unless otherwise indicated. The entire amount of all Debentures not tendered for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the “Special Payment Instructions” or “Special Delivery Instructions” boxes of this Letter of Transmittal.
3.	Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.
     If this Letter of Transmittal is signed by the Holder(s) of the Debentures tendered, the signature(s) must correspond to the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Debentures.
     IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT INA RECOGNIZED MEDALLION SIGNATURE PROGRAM (A “MEDALLION SIGNATURE GUARANTOR”).
     If any of the Debentures tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held. For additional copies of this Letter of Transmittal, please contact the Paying Agent at the address and telephone number set forth on the first page of this Letter of Transmittal.
     If this Letter of Transmittal or any certificates for Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.
     No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Debentures tendered herewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Note(s)) and payment of the Purchase Price, is to be paid, or if any Debentures for amounts not tendered are to be issued, directly to such Holder(s), or if tendered by a participant in one of the Book-Entry Transfer Facilities, any Debentures for amounts not tendered are to be credited to such participant’s account at such Book-Entry Transfer Facility and neither the “Special Payment Instructions” box nor the “Special Delivery Instructions” box of this Letter of Transmittal has been completed or (ii) such Debentures are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL ACCOMPANYING THE DEBENTURES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR. In all such other cases (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Debentures tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Debentures, and, with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Debentures, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution.
     Endorsements on certificates for Debentures and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.
4.	Special Payment and Special Delivery Instructions.
     Tendering Holders should indicate in the applicable box or boxes the name and address to which Debentures for amounts not tendered or checks for payment of the Purchase Price are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Debentures not tendered will be returned, and checks for payment of the Purchase Price will be sent, to the Holder of the Debentures tendered.
5.	Taxpayer Identification Number.
     Each tendering Holder is required to provide the Paying Agent with the Holder’s social security or federal employer identification number, on Substitute Form W-9, which is provided under “Important Tax Information” below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box in Part III on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject such Holder to federal backup withholding (currently at a rate of 28%) on any payment made to the Holder with respect to the Put Option. The box in Part I of the form should be checked if the tendering Holder has not been issued a Taxpayer Identification Number (“TIN”) and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part I is checked the Holder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the Paying Agent is not provided with a TIN by the time the payments are made pursuant to the Put Option and the Holder does not establish another basis for exemption from backup withholding, the Paying Agent will withhold 28% on all payments made with respect to the Put Option. See “Important Tax Information” below.
6.	Transfer Taxes.
     The Company will pay all transfer taxes applicable to the purchase and transfer of Debentures pursuant to the Put Option, except if (i) deliveries of certificates for Debentures for amounts not tendered or not accepted for payment are registered or issued in the name of any person other than the Holder of Debentures tendered thereby, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal or (iii) a transfer tax is imposed for any reason other than the transfer and sale of Debentures to the Company. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be deducted from any payment made to such tendering Holder.

7.	Irregularities.
     All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Debentures will be determined by the Company, in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of Debentures that are not in proper form or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Debentures. The Company’s interpretations of the terms and conditions of the Put Option (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Debentures must be cured within such time as the Company determines, unless waived by the Company. Tenders of Debentures shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender (except to the extent such defect is waived by the Company or cured by the Holder) will not constitute a valid tender of Debentures and will not entitle the Holder to receipt of the Purchase Price. None of the Company, the Trustee, the Paying Agent, or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Debentures or incur any liability to Holders for failure to give any such notice.
8.	Waiver of Conditions.
     The Company reserves the right, in its sole discretion, to amend or waive any of the conditions to the Put Option.
9.	Requests for Assistance or Additional Copies.
     Requests for additional copies of this Letter of Transmittal, the Notice or the other Option Documents and requests for assistance relating to the procedure for tendering Debentures may be directed to the Paying Agent at the address and telephone number on the first page of this Letter of Transmittal.
TO COMPLY WITH IRS CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES CONTAINED OR REFERRED TO HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSES OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE CODE AND (B) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
IMPORTANT TAX INFORMATION
     Under federal income tax laws, a Holder whose tendered Debentures are accepted for payment is required to provide the Paying Agent with such Holder’s correct TIN on the attached Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Paying Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service (“IRS”) and payments, including payment of the Purchase Price made to such Holder with respect to Debentures validly tendered pursuant to the Put Option, may be subject to backup withholding.
     Certain Holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should write “Exempt” in Part II to indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Paying Agent a properly completed IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP or other applicable form, signed under penalties of perjury, attesting to that Holder’s exempt status. These forms can be obtained from the Paying Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.
     If backup withholding applies, the Paying Agent is required to withhold on any payments made to the Holder or other payee at a rate of 28%. Backup withholding is not an additional U.S. federal income tax. Rather, any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against such Holder’s or payee’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.
Purpose of Substitute Form W-9

     To prevent backup withholding on payments made with respect to Debentures tendered pursuant to the Put Option, the Holder is required to provide the Paying Agent with (i) the Holder’s correct TIN by completing the attached form, certifying that the TIN provided on the Substitute Form W-9 is correct and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the
     Holder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption from backup withholding.
What Number to Give the Paying Agent
     The Holder is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Debentures are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. Holders who do not have a TIN and have applied for a TIN, or intend to apply for one in the near future should check the applicable box in Part I of Substitute Form W-9 and complete the “Certificate of Awaiting Taxpayer Identification Number.” If the box is checked, the Paying Agent may withhold 28% of all payments unless the Holder has provided the Paying Agent with his or her TIN by the date the payment is made. A Holder who is awaiting a TIN should furnish the Paying Agent with his or her TIN as soon as it is received.

Request for Taxpayer Give this form to the Identification Number and Certification requestor. Substitute MOBILE MINI, INC., Do NOT send to the Form W-9 as Payor IRS. Please Print Individual or business name (if joint account, list first and circle the name of person or entity whose number or Type you furnish in Part I below): Check appropriate box: Individual/Sole Proprietor Corporation Partnership Other Address (number, street and apt. or suite no): City, state and ZIP code: Part I Taxpayer Identification Number (“TIN”) Part II Payees Exempt From Backup Withholding Applied For Social Security Number Enter your TIN on the appropriate line. For individuals, it is your Social Security Number. For OR other entities, it is your Employer Identification Number. (See page 2 of the Guidelines for further clarification. Even if you are exempt from backup Employer Identification Number withholding, you should still complete and sign the certificate below.) Part III Certification Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the “IRS”) that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return (See page 2 of the Guidelines for further clarification). Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), 2. I am not subject to back-up withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back up withholding, and 3. I am a United States person (including a U.S. resident alien). Please Sign Here Signature Date NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF PAYMENTS MADE TO YOU PURSUANT TO THE PUT OPTION. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX “APPLIED FOR” IN PART I OF SUBSTITUTE FORM W-9. CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the payor by the time that payments are made to me pursuant to the Put Option, the payor may be required to withhold up to 28% of such payments. Signature: Date:

The Paying Agent for the Put Option is:
Bank of New York Mellon Corporation
The address of the Paying Agent is:
The Bank of New York Mellon Corporation
Corporate Trust Operations
Reorganization Unit
101 Barclay Street — 7 East
New York, N.Y. 10286
Attn: Mr. Joseph Lynch
Telephone: (212) 815-5076
Fax: (212) 298-1915

     Any questions regarding the terms of the Put Option may be directed to your broker, dealer, commercial bank, trust company or other nominee for assistance.